1Q26 Earnings Presentation April 23, 2026 Exhibit 99.2

2 Forward Looking Statements The foregoing contains forward -looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are not historical facts and include expressions about management’s confidence and strategies and management’s expectations about our business, new and existing programs and products, acquisitions, relationships, opportunities, taxation, technology, market conditions and economic expectations . These statements may be identified by forward -looking terminology such as “intend,” “should,” “expect,” “believe,” "position", “view,” “opportunity,” “allow,” “continues,” “reflects,” “would,” “could,” “typically,” “usually,” “anticipate,” “may,” “estimate,” “outlook,” “project,” “focus,” “roadmap,” or similar statements or variations of such terms . Such forward -looking statements involve certain risks and uncertainties . Actual results may differ materially from such forward -looking statements . Factors that may cause actual results to differ materially from those contemplated by such forward -looking statements include, but are not limited to : the impact of market interest rates and monetary and fiscal policies of the U.S . federal government and its agencies in connection with prolonged inflationary pressures, which could have a material adverse effect on our clients, our business, our employees, and our ability to provide services to our customers ; the impact of unfavorable macroeconomic conditions or downturns, including instability or volatility in financial markets resulting from the impact of tariffs/import fees and other trade policies and practices, any retaliatory actions, related market uncertainty, or other factors ; U.S . government debt default or rating downgrade ; unanticipated loan delinquencies ; loss of collateral ; decreased service revenues ; increased business disruptions or failures ; reductions in employment ; and other potential negative effects on our business, employees or clients caused by factors outside of our control, such as new legislation and policy changes under the current U.S . presidential administration, any shutdown of the U.S federal government, geopolitical instabilities or events, including ongoing conflicts in the Middle East, natural and other disasters, including severe weather events and other climate -related risks, health emergencies, acts of terrorism, or other external events ; the impact of any potential instability within the U.S . financial sector or future bank failures, including the possibility of a run on deposits by a coordinated deposit base, and the impact of any actual or perceived concerns regarding the soundness, or creditworthiness, of other financial institutions, including any resulting disruption within the financial markets, increased expenses, including FDIC insurance assessments, or adverse impact on our stock price, deposits or our ability to borrow or raise capital ; the impact of negative public opinion regarding Valley or banks in general that damages our reputation and adversely impacts business and revenues ; changes in the statutes, regulations, policies, enforcement priorities, or composition of the federal bank regulatory agencies ; the loss of or decrease in lower -cost funding sources within our deposit base ; investigations, damage verdicts, settlements or restrictions related to existing or potential class action litigation or individual litigation arising from claims of violations of laws or regulations, contractual claims, breach of fiduciary responsibility, negligence, fraud, environmental laws, patent, trademark or other intellectual property infringement, misappropriation or other violation, employment -related claims, and other matters ; a prolonged downturn and contraction in the economy, as well as any decline in commercial real estate values collateralizing a significant portion of our loan portfolio ; higher or lower than expected income tax expense or tax rates, including increases or decreases resulting from changes in uncertain tax position liabilities, tax laws, regulations, and case law; the inability to grow customer deposits to keep pace with the level of loan growth ; a material change in our allowance for credit losses due to forecasted economic conditions and/or unexpected credit deterioration in our loan and investment portfolios ; the need to supplement debt or equity capital to maintain or exceed internal capital thresholds ; changes in our business, strategy, market conditions or other factors that may negatively impact the estimated fair value of our goodwill and other intangible assets and result in future impairment charges ; greater than expected technology -related costs due to, among other factors, prolonged or failed implementations, additional project staffing and obsolescence caused by continuous and rapid market innovations ; increased competitive challenges and competitive pressure on pricing of our products and services ; our ability to stay current with rapid technological changes and evolving legal and regulatory requirements in the financial services industry, including developments relating to the use of artificial intelligence, blockchain, and related regulatory developments, as well as our ability to effectively assess and monitor the effects of, and risks associated with, the implementation and use of such technology ; cyberattacks, ransomware attacks, computer viruses, malware or other cybersecurity incidents that may breach the security of our or our third -party service providers’ websites or other systems or networks to obtain unauthorized access to personal, confidential, proprietary or sensitive information, destroy data, disable or degrade service, or sabotage our systems or networks, and the increasing sophistication of such attacks and use of targeted tactics against the financial services industry ; any disruption of our systems and network, or those of our third - party service providers, resulting from events that are wholly or partially beyond our control, including, for example, electrical, telecommunications, or other major service outages, or actions by employees, which may give rise to financial loss or liability ; results of examinations by the Office of the Comptroller of the Currency (OCC), the Federal Reserve Bank, the Consumer Financial Protection Bureau and other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require us to increase our allowance for credit losses, write -down assets, reimburse customers, change the way we do business, or limit or eliminate certain other banking activities ; application of heightened regulatory standards for certain large insured national banks, and the expenses we will incur to develop policies, programs, and systems that comply with the enhanced standards applicable to us ; our inability or determination not to pay dividends at current levels, or at all, because of inadequate earnings, regulatory restrictions or limitations, changes in our capital requirements, or a decision to increase capital by retaining more earnings ; unanticipated loan delinquencies, loss of collateral, decreased service revenues, and other potential negative effects on our business caused by severe weather and other climate -related risks, pandemics or other public health crises, acts of terrorism or other external events ; our ability to successfully execute our business plan and strategic initiatives ; and unexpected significant declines in the loan portfolio due to the lack of economic expansion, increased competition, large prepayments, risk mitigation strategies, changes in regulatory lending guidance or other factors . A detailed discussion of factors that could affect our results is included in our SEC filings, including Item 1A. "Risk Factors" of our Annual Report on Form 10-K for the year ended December 31, 2025 . We undertake no duty to update any forward -looking statement to conform the statement to actual results or changes in our expectations, except as required by law. Although we believe that the expectations reflected in the forward -looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements .

1Q 2026 Financial Highlights 1Q26 4Q25 1Q25 1Q26 4Q25 1Q25 Net Income ($mm) $163.9 $195.4 $106.1 $168.9 $180.2 $106.1 Return on Average Assets Annualized 1.02% 1.24% 0.69% 1.05% 1.14% 0.69% Annualized ROATCE 2 11.6% 14.2% 8.1% 11.9% 13.1% 8.1% Efficiency Ratio (Non -GAAP) -- -- -- 53.1% 53.5% 55.9% Diluted Earnings Per Share $0.28 $0.33 $0.18 $0.29 $0.31 $0.18 Pre -Provision Net Revenue 3 ($mm) $230.4 $241.8 $201.8 $253.4 $251.8 $211.1 PPNR / Average Assets 3 Annualized 1.44% 1.53% 1.31% 1.58% 1.59% 1.37% GAAP Reported Non -GAAP Adjusted 1 1 Please refer to the Non -GAAP Disclosure Reconciliation in Appendix. 2 Return on average tangible common equity (“ROATCE”) is a Non -GAAP metric reconciled in Appendix using both GAAP Reported and Non -GAAP Adjusted Net Income to Common Shareholders. 3 Pre -provision net revenue (“PPNR”) equals net interest income plus total non - interest income less total non -interest expense. ▪ Significant and broad -based core deposit growth supported strong loan growth and a further reduction in higher - cost indirect deposits and maturing FHLB advances. ▪ Continued growth in net interest income reflecting lower deposit costs and funding profile improvement ▪ Credit metrics remained strong and stable. 3 Source- Earnings Release in Workiva

9.29% 10.82% 10.99% 10.91% 12/31/23 12/31/24 12/31/25 3/31/26 Strong Balance Sheet Metrics 4 ACL / Loans 0.93% 1.17% 1.19% 1.18% 12/31/23 12/31/24 12/31/25 3/31/26 Loans / Deposits 102.0% 97.5% 96.1% 96.2% 12/31/23 12/31/24 12/31/25 3/31/26 CET 1 / RWA 1 Commercial Real Estate (including CRE loans held for sale) as defined by joint regulatory guidance to include call codes 1.a (C onstruction), 1.d (Multifamily), 1.e.2. (Other Non - farm Non -residential, excluding Owner -Occupied) and CRE loans not secured by real estate . CRE / TRBC 1 474% 362% 333% 329% 12/31/23 12/31/24 12/31/25 3/31/26 CRE Concentration - 5 Quarter Trend_2Q25_FINAL Source- Earnings Release in Workiva Source- Earnings Release in Workiva Source- Earnings Release in Workiva

Profitability Metrics Continued to Improve 5 Net Interest Margin (FTE, %) 1 Adj. PPNR / Avg. Assets (%) 2 Adj. Return on Avg. Assets (%) 2 Adj. Return on Avg. Tangible Common Equity (%) 2 2.96% 2.85% 3.05% 3.17% FY2023 FY 2024 FY 2025 1Q26 1.34% 1.26% 1.48% 1.58% FY 2023 FY 2024 FY 2025 1Q26 0.91% 0.55% 0.94% 1.05% FY 2023 FY 2024 FY 2025 1Q26 12.9% 7.4% 10.9% 11.9% FY 2023 FY 2024 FY 2025 1Q26 Source- Earnings Release in Workiva Source- Earnings Release in Workiva Source- Earnings Release in Workiva Source- Earnings Release in Workiva 1 Net interest margin is presented on a tax equivalent basis using a 21 percent federal tax rate. 2 Please refer to the Non -GAAP Disclosure Reconciliation in Appendix.

65 142 12/31/17 3/31/26 Commercial 64%64% 59%52% 123% 115% VLYPeer Median Cumulative Dividends Post-2017 Reported TBV Growth Post-2017 +119% Shareholder Value Creation vs. Peers 1 Deposit Accounts (000s) Commercial Loan Diversity by Geography 3 Enhanced Funding Diversity by Geography 21% 50% 79% 50% 12/31/17 3/31/26 FL & Other NY & NJ 22% 55% 78% 45% 12/31/17 3/31/26 Northeast Branches Southeast Branches, Specialty & Other 440 541 12/31/17 3/31/26 Consumer +23% Driving Long -Term Value 1 VLY Reported Tangible Book Value (“TBV”) growth measured from 12/31/17 to 12 /31/25. Peer Median Reported TBV Growth measured from 12/31/17 to 12/31/25. Cumulative dividends reflect dividends declared between 12/31/17 and 12/31/25 for VLY and peers. Peers include major exchange traded ba nks and thrifts with assets from $30 billion to $150 billion as of 12/31/2025. 2 Please refer to the Non -GAAP Reconciliation in the Appendix. 3 Commercial loans include C&I and Commercial Real Estate, including Construction. Source: S&P Capital IQ Pro and company data. 6 Source- “TBV Support 1Q26” Source- SAC Source- SAC Source- “Existing Accounts 03-2026” 2

▪ Grow Core Deposits ▪ Accelerate consumer, small business, and business banking sales efforts to create a high -quality funding engine. ▪ Continue to utilize treasury management capabilities to further penetrate commercial deposit opportunities. ▪ Leverage existing specialty niches and explore new capabilities (e.g., Partner Banking). ▪ Contemplate geographic expansion in targeted growth markets and in contiguous markets experiencing M&A disruption. ▪ Generate Diverse Loan Growth ▪ Continue to attract experienced and sophisticated commercial talent in both existing and compelling new markets. ▪ Leverage branding efforts to improve sales effectiveness and realize the benefits of ongoing service model enhancements. ▪ Utilize our robust product set to enhance C&I customer acquisition and further penetrate existing relationships. ▪ Identify incremental commercial specialty verticals which align with our risk appetite. ▪ Drive Sustainable Fee Revenue ▪ Further expand the utilization of our enhanced treasury management product and service set. ▪ Increase capital markets activity from syndication, F/X, and swap perspective. ▪ Improve the integration of our wealth offerings with commercial sales efforts. Our Strategic Focus Remains Consistent, Supported by Evolving Initiatives Strategic Growth Imperatives for 2026 7

Valley’s AI Strategy Focused Deployment Supported by Expected Economic Return and Appropriate Governance Structure GUIDING PRINCIPLES Focus on Measurable Value Responsible & Ethical AI ▪ Targeting associate productivity, risk mitigation, and scalable growth. ▪ ROI -focus on cost discipline and enhancing the client experience to support future growth. ▪ Opportunity to accelerate positive operating leverage to enhance profitability. ▪ Centralized governance framework emphasizing model risk management and data security. ▪ Prioritizing the protection of our clients, associates, and institution. APPROACH Technology Enablement Preparing our Associates ▪ Our AI adoption leverages prior investments in core infrastructure, data governance, and tech talent. ▪ Associates have access to role -appropriate AI tools supported by an established AI leadership team reporting to our Head of Data & Analytics. ▪ Combination of build and buy approach, augmented by Valley’s relationship with the broader technology ecosystem. ▪ Equipping associates with the skills, tools, and mindset to thrive in an AI -powered world. 8

AI Journey & Priority Focus Areas 2023 – 2025 Foundational Initiatives 2025 - 2027 AI Portfolio Execution 2028 & Beyond AI -Driven Banking Establishing a Strong Foundation & Driving Associate Productivity • Enterprise Data Hub with robust data pipelines • Cloud -native environment • Transition from exploratory AI working group to well -staffed AI team • AI governance framework • AI development platforms • AI-enabled productivity tools Cross -Channel AI Experiences & Re -Imagining End -to -End Workflows • High -value use cases for operational efficiency & risk mitigation (reducing manual processes) • First customer -facing AI - enabled applications • Exploration of internally -built applications • Personalized client experiences Operating as an AI -Native Organization • AI-native core workflows with human oversight • Hyper -personalized customer experiences • Larger footprint of internally - built applications 9

Examples of Valley -Specific AI Use Cases 10 AI Knowledge Assistants Generative AI supporting Customer Care agents’ access to approved policies and procedures AML / Fraud Alert Actioning Machine -learning models segment risk and reduce false positives to improve the speed and consistency of AML alert review Voice AI – Auto Loan Payment Reminders Autonomous outbound voice agent conducts customer conversations for auto loan payment reminders Sales Effectiveness & Customer -360 AI-driven lead targeting and consolidated customer insights to enable more effective banker conversations with clients and prospects Agentic AI for Credit Underwriting Agentic AI automates elements of underwriting process and workflow orchestration to reduce manual steps for faster loan origination and improved client experience

Metric Gross Loans 2026 Outlook Update 1 Please refer to the Non -GAAP Disclosure Reconciliation in Appendix. 2 Excludes tax credit amortization and other non -operating expenses. The Company is providing this outlook only on a non -GAAP basis because not all of the information necessary for a quantitative reconciliation of forward -looking non -GAAP financial measures to the most directly comparable GAAP financial measure is available without unreasonable effort, primarily due to uncertainties rela ting to the occurrence or amount of these adjustments that may arise in the future. Based on past reported results, any such excluded items could be material, individually or in the aggregate, to the r epo rted results. 11 Total Deposits CET1 / RWA Net Interest Income Non -Interest Income (Adj.) 1 Non -Interest Expense (Adj.) 1, 2 Net Charge -Offs / Avg. Loans Provision for Loan Losses Effective Tax Rate 2026 Expectation as of 12/31/25 4% - 6% Growth 5% - 7% Growth 10.5% - 11.0% 11% - 13% Growth 6% - 9% Growth 3.0% - 4.5% Growth 0.15% - 0.20% $95mm - $115mm 23% - 24% 3/31/26 Update Mid to High End of Range High End of Range Mid to High End of Range High End of Range No Change No Change No Change No Change Low End of Range

10.99% 0.31% (0.12%) (0.10%) (0.17%) 10.91% 12/31/25 CET1 / RWA 1Q26 Earnings 1Q26 Common Dividends 1Q26 Buybacks 1Q26 RWA Growth 3/31/26 CET1 / RWA CET1 / RWA 5,484 157 (62) (52) (16) 5,510 12/31/25 TCE Net Income to Common Common Dividend 1Q26 Buybacks OCI / Other 3/31/26 TCE Tangible Common Equity 1 ($mm’s) 12 Increased Capital Returns to Shareholders $114mm returned to shareholders during 1Q26 Over 70% (22bp) of organically generated regulatory capital returned to shareholders during 1Q26 ▪ CET1 / RWA remained at the high end of our 10.5% - 11.0% target range. ▪ Improving profitability has resulted in regulatory capital growth beyond what has been needed to support our growth. ▪ Management has recently utilized this excess capital to buyback stock providing enhanced capital returns for our shareholders. ▪ Our recently approved repurchase plan will become effective on April 27, 2026 enabling the continuation of future buyback activity, subject to management’s discretion. 1 Please refer to the Non -GAAP Disclosure Reconciliation in Appendix. Sums may not total due to rounding. Support- 1Q26 TCE Waterfall Support- 1Q26 CET1 Waterfall Support

Continued Direct Deposit Growth 26.4 28.6 29.2 11.6 12.2 12.3 11.9 11.4 11.4 $50.0 $52.2 $52.9 3/31/2025 12/31/2025 3/31/2026 Time Non-Interest Savings, NOW and money market 22% 23% 55% 23% 53% 23% 24% 2.65% 2.67% 2.69% 2.45% 2.27% 4.50% 4.50% 4.46% 4.02% 3.75% 1Q25 2Q25 3Q25 4Q25 1Q26 Total Cost of Deposits Average Fed Funds (Upper) Deposits by Product ($bn) 22% 55% Avg. Fed Funds vs. Deposit Costs (%) Cumulative Beta (Current Cycle) 1Deposits by Customer Type ($bn) 1 Cumulative Beta is measured as the change in Valley’s quarterly average deposit cost as a percentage of the change in the ave rage quarterly Fed Funds Upper Bound over the identified period. Sums may not total due to rounding. 13 58% 52% Rate Increase Cycle (4Q21-2Q24) Rate Decrease Cycle (2Q24-1Q26) Source- Earnings Release in Workiva Source- Earnings Release in Workiva Brokered Deposits_1Q26 1Q26 Beta Support Calculation made using data from Workiva Calculation also shown in 1Q26 Beta Support 43.7 46.8 47.8 6.3 5.4 5.1 $50.0 $52.2 $52.9 3/31/2025 12/31/2025 3/31/2026 Direct Indirect 87% 90% 10%13% 90% 10%

Traditional Deposits $35.1 66% Specialized Deposits $12.7 24% Fully FDIC -Insured Indirect Customer $5.1 10% $52.9bn New Jersey $17.0 New York $6.7 Florida & Alabama $9.6 Other $1.8 $3 5.1bn Total Deposit Breakdown ($bn) Traditional Deposits 1 ($bn) Uninsured Deposits & Liquidity ($bn) $15.0 $1.2 $22.9 $24.1 Adjusted Uninsured Deposits Cash & Available Liquidity Cash on Balance Sheet High Quality Available Liquidity 3 Cash & Available Liquidity Stands at 1.6x Adjusted Uninsured Deposits Adjusted Uninsured Deposits 228% of deposits Nat'l Deposits, Cannabis & Online $4.1 International Corporate $1.3 Technology $2.4 Private Banking & Wealth $1.7 Association Banking $1.5 Healthcare & Other $1.8 $12.7bn Specialized Deposits by Business Line ($bn) 1 Traditional Deposits are primarily comprised of Consumer, Commercial, and Government Deposits serviced in Valley’s branch net wor k. 2 Adjusted for collateralized government deposits in excess of FDIC $250k limit and intercompany deposits eliminated in consolidation . 3 “High Quality Available Liquidity” includes the following off balance sheet sources of potential liquidity: FHLB, unencumbered investment securities, FRBNY Discount Window Availability, a nd Uncommitted Fed Funds Lines. Sums may not total due to rounding. All data as of 3/31/26. 14 Diversified Deposit Base Uninsured data comes from managed funding report, and cash on balance sheet comes from Workiva ER Source- Deposit charts come from SAC

Core Deposit Growth & Diversification 12/31/17 3/31/26 Expectations for 2026 & Beyond • $18bn Total Deposits • 78% in Northeast Branches • 101% Loans / Deposits • $7bn Commercial Deposits • $85mm Total Deposits / Branch • $53bn Total Deposits • 45% in Northeast Branches • 96% Loans / Deposits • $30bn Commercial Deposits • $230mm Total Deposits / Branch • Streamlined Deposit Account Opening • New Specialty Deposit Verticals: − International & Technology − Association Banking − Online Channel − Cannabis − International & U.S. Private Banking • Comprehensive Re -Brand • Enhanced Treasury Platform • Branch Modernization • New Markets / Geographies: − Westchester, NY − California − Chicago, IL − Staten Island, NY • Leverage specialty deposit verticals and explore new capabilities • Penetrate commercial client base with treasury offering to drive deposit growth with specific focus on operating accounts • Accelerate consumer, small business and business banking sales engine through targeted offerings and bundles across delivery channels • Assess geographic expansion in compelling markets 15

Multifamily 17% Non Owner -Occupied CRE 23% Owner -Occupied CRE 14% C&I 22% Consumer 8% Residential R.E. 11% Construction 5% CRE 39% C&I 36% Other 25% 3/31/2026 Loan Composition 1 Loan Portfolio Detail Gross Loans ($bn) 1 Avg. Fed Funds vs. Loan Yields (%) Cumulative Loan Beta (Current Cycle) 2 Avg. Fed Funds (Upper) Avg. Loan Yield Cumulative Beta 4Q21 0.25% 3.83% -- 4Q22 3.82% 5.20% 38% 4Q23 5.50% 6.10% 43% 1Q24 5.50% 6.14% 44% 2Q24 5.50% 6.17% 45% 3Q24 5.43% 6.28% 47% 4Q24 1 CRE includes multifamily and non -owner occupied CRE; C&I includes owner -occupied CRE and C&I; Other includes construction, resi dential RE and Consumer. 2 Cumulative Loan Beta is measured as the change in Valley’s quarterly yield on loans as a percentage of the change in the average quarter ly Fed Funds Upper Bound over the identified period . Sums may not total due to rounding.16 $50.1 $50.8 ( $0.3 ) $0.7 $0.1 $0.1 12/31/25 Transactional CRE Other CRE C&I Resi & Consumer 3/31/26 Source- “Loan Balances- 5 Quarter Trend_1Q26_FINAL” 45% 30% Rate Increase Cycle (4Q21-2Q24) Rate Decrease Cycle (2Q24-1Q26) Source- “Loan Balances – 5 Quarter Trend_1Q26_FINAL” Transactional CRE comes from SAC under CenCRE, netted with the increase in CRE as a whole to get to “Other CRE” 5.78% 5.88% 5.95% 5.84% 5.64% 4.50% 4.50% 4.46% 4.02% 3.75% 1Q25 2Q25 3Q25 4Q25 1Q26 Total Loan Yield Average Fed Funds (Upper) Workiva- loan yield Calculation for avg fed funds upper 1Q26 Beta Support

New Jersey 20% New York 24% Florida 29% California 5% Illinois 5% Other 17% North - east 44% South - east & Other 56% Diverse C&I Growth Capabilities 2.2 0.4 $2.7 $4.3 $4.8 $6.9 $5.8 $8.8 9.2 9.9 11.0 11.1 '17 '18 '19 '20 '21 '22 '23 '24 '25 3/31/26 Traditional C&I PPP ~19% C&I CAGR since 2017 Source- “Loan Balances- 5 Quarter Trend_1Q26_FINAL” Source- “Summary_HC” 17 3/31/26 C&I Industry Diversity 3/31/26 C&I Geographic Diversity C&I Loans ($bn) Finance & Insurance 19% Other Working Capital 20% Real Estate Related 13% Wholesale Trade 9% Consumer Serv. 8% Non -Profit & Condos 7% Equipment Leasing 6% Healthcare 6%Manufacturing 6% Hospitality, Food Serv. 3% Professional Services 3% $11.1bn Source- “Commercial Portfolio by Industry- 3.31.26” Sums may not equal due to rounding.

• $18bn Total Loans • $2.7bn C&I loans • 79% of Commercial Loans 1 in Northeast • C&I / Owner -Occ 24% of Loans • $51bn Total Loans • $11.1bn C&I loans • 50% of Commercial Loans 1 in New York and New Jersey • C&I / Owner -Occ 36% of Loans Focused C&I Initiatives Supporting Growth • Capital Call Lines & Fund Finance • Syndications Group Providing Up -Market Opportunities • Asset -Based Lending • Equipment Finance • Healthcare (Owner -Occupied and C&I) • Chicago Middle Market • California Commercial Lending • Focusing new CRE Originations on Tier 1 Clients With Holistic Banking Relationship 12/31/17 3/31/26 Expectations for 2026 & Beyond • Continue to recruit experienced and sophisticated commercial talent in both existing and compelling new markets • Leverage new commercial banking team to capitalize on Phoenix opportunities • Expand penetration of existing product and service offerings including: Treasury Management, Syndications and Other Capital Markets Offerings • Continue to assess additional C&I verticals • Amplify re -branding efforts and service model enhancements to improve customer acquisition 18 1 Commercial loans include C&I and Commercial Real Estate, including Construction.

Net Interest Income ($mm) and Margin 1 $421 $434 $447 $466 $473 2.96% 3.01% 3.05% 3.17% 3.17% 1Q25 2Q25 3Q25 4Q25 1Q26 Net Interest Income ($mm) NIM $3.8 $2.2 $1.5 $2.3 $3.7 3.86% 3.76% 3.75% 3.97% 4.16% 2Q26 3Q26 4Q26 1Q27 Beyond Maturing CDs and FHLB Borrowings Balance ($bn) Rate (%) Net Interest Income and Margin 1 Net interest income and NIM are presented on a fully tax equivalent basis using a 21 percent federal tax rate. 19 Workiva Source- “ALCO Report Packet_0331_EMP_CDs Runoff” $1.7 $3.2 $1.7 $2.1 $11.0 4.54% 5.07% 5.04% 5.05% 4.79% 2026 2027 2028 2029 Beyond Maturing Fixed Rate Loans Balance ($bn) Rate (%) Note – “Beyond” $11.0bn is accurate. The supporting excel has a lower number to make the chart more reasonable.

All Other $12.3 18% Wealth, Trust & Insurance $18.9 27% Capital Markets $10.4 15% Deposit Service Charges $18.2 26% BOLI $5.8 9% Loan Servicing $3.2 5% $68.8 mm Non -Interest Income 20 Strong & Stable Non -Interest Income Streams ($mm) $76.3 $68.8 ($5.1) $(3.0) $1.2 $1.2 1.1 ($3.0 ) 4Q25 Capital Markets Wealth, Trust & Insurance Deposit Service Charges BOLI Gain on Sale of Loans All Other 1Q26 Workiva Workiva 1Q26 Non -Interest Income ($mm) $83 $263 $21 $12 $103 $275 FY2017 1Q26 Annualized Non Interest Income (ex. Gain on Sale of Loans) Gain on Sale of Loans CAGR ex. Gain on Sale of Loans: +16% 1 Reported Non -Interest Income and Adjusted Non -Interest Income were materially the same in both 4Q25 and 1Q26. 2 Peers include major exchange traded banks and thrifts with assets from $30 billion to $150 billion as of 12/31/2025. “Fee Income CAGR Support” Reported CAGR: +13% Peer 2 Median CAGR: +6% Non -Interest Income ($mm) 1 Non -Interest Income ($ mm) 1

Drivers of Fee Income Momentum 21 Workiva Workiva • Continue to focus on sustainable fee income by offering a valuable and robust product suite to our commercial clients • Organically leverage existing opportunities in capital markets, insurance, and treasury management • Improve the integration of our wealth offerings with our commercial sales efforts FY 2017 3/31/26 Expectations for 2026 & Beyond • Shift from Lower Value and Irregular Revenue from Gain on Sale to Higher -Quality and Sustainable Revenue Streams • Enhanced Treasury Management Platform • F/X Platform • Syndications Group • Leveraged Insurance Platform • Additional Interest Rate and Cross -Currency Swap Capabilities • Broker / Dealer fees • Acquisition of Private Banking Business from BLUSA • Entered Tax Credit Advisory Business • Annualized $275mm of Non - Interest Income (13% CAGR) • Annualized $12mm Gain on Traditional Loan Sales • Gain on Sale Comprises 4% of Non -Interest Income • $103mm of Non -Interest Income • $21mm Gain on Traditional Loan Sales • Gain on Sale Comprises 20% of Non -Interest Income

$267 $289 $287 $277 $299 $310 1Q25 4Q25 1Q26 Reported Adjusted Non -Interest Expenses ($mm) Adjusted non -interest expense was generally stable despite seasonal headwinds from elevated payroll taxes. Lower adjusted FDIC expense, technology costs and “other” expenses. Continue to recruit and onboard experienced commercial bankers in our existing footprint and in compelling new markets. Non -Interest Expenses 1 Please refer to the Non -GAAP Disclosure Reconciliation in Appendix. Sums may be inconsistent due to rounding. 2 Peers include major exchange traded banks and thrifts with assets from $30 billion to $150 billion as of 12/31/2025. 22 Workiva Workiva Workiva 1 1.74% 1.83% 1.79% 2.19% 2.22% 1Q25 4Q25 1Q26 VLY Peer Median Adj. Ann. Non -Interest Expenses 1 / Avg. Assets Efficiency Ratio Trend 1 55.9% 53.5% 53.1% 1Q25 4Q25 1Q26 2

Non -Accrual Loans / Total Loans 0.99% 1.03 % Accruing Past Due Loans / Total Loans Asset Quality & Reserve Trends 23 ACL / Total Loans 0.71% 0.72% 0.86% 0.87% 0.85% 3/31/25 6/30/25 9/30/25 12/31/25 3/31/26 0.20% 0.40% 0.17% 0.28% 0.26% 3/31/25 6/30/25 9/30/25 12/31/25 3/31/26 30-59 PD 60-89 PD 90+ PD 1.22% 1.20% 1.21% 1.19% 1.18% 3/31/25 6/30/25 9/30/25 12/31/25 3/31/26 42 38 15 23 18 63 38 19 20 21 3/31/25 6/30/25 9/30/25 12/31/25 3/31/26 Net Charge-Offs Loan Loss Provision Loan Loss Provision & Net Charge -Offs ($mm) Workiva Workiva Workiva / KEITH Chargeoff's and Recoveries - 5 Quarter Trend_Draft_1Q26_Final Workiva / KEITH 5-Quarter Trend (1Q26)_Final

$9.21 $9.35 $9.57 $9.85 $9.94 $12.76 $12.89 $13.09 $13.39 $13.48 3/31/2025 6/30/2025 9/30/2025 12/31/2025 3/31/2026 TBV per share Book Value per share Book Value and Tangible Book Value per Share 1 Equity Capitalization Level 1 8.61% 8.63% 8.79% 8.82% 8.82% 12.12% 12.08% 12.21% 12.17% 12.14% 3/31/2025 6/30/2025 9/30/2025 12/31/2025 3/31/2026 Tangible Common Equity / Tangible Assets Equity / Assets Holding Company Capital Ratios 3/31/25 12/31/25 3/31/26 Q -o-Q change Y -o-Y change Tier 1 Leverage 9.41% 9.63% 9.56% -7 bps 15 bps Common Equity Tier 1 10.80% 10.99% 10.91% -8 bps 11 bps Tier 1 Risk -Based 11.53% 11.69% 11.60% -9 bps 7 bps Total Risk -Based 13.91% 13.77% 13.66% -11 bps -25 bps 1 Equity & Capitalization 1 Please refer to the Non -GAAP Disclosure Reconciliation in Appendix. 24 Workiva Workiva Workiva 1

APPENDIX

Term Definition ACL AFS Allowance for credit losses Available for sale BLUSA Bank Leumi Le -Israel Corporation acquired by Valley on April 1, 2022 BOLI Bank owned life insurance C&I Commercial & industrial CAGR Compound annual growth rate CECL Current expected credit loss model CET 1 Tier 1 common capital CRE DFAST Commercial real estate Dodd -Frank Act Stress Tests DSCR FHLB Debt service coverage ratio Federal Home Loan Banks F/X Foreign exchange FDIC Federal Deposit Insurance Corporation FL FRB FRBNY Florida Federal Reserve Bank Federal Reserve Bank of New York FTE Fully Tax Equivalent using a 21 percent federal tax rate GAAP U.S. Generally Accepted Accounting Principles HFS HHI Held for Sale Household income HOA HTM Homeowners Association Held to maturity LIBOR London Interbank Offered Rate LTV Loan to value MSA Metropolitan statistical area NAICS North American Industry Classification System per the United States Census Bureau Term Definition NCOs Net charge -offs NDF Non -deliverable forward NIM NJ NY OTC PD Net Interest Margin New Jersey New York Over the counter Probability of Default PPNR ROAA ROATCE RWA Pre -Provision Net Revenue Return on average assets Return on Average Tangible Common Equity as defined in the Non -GAAP Disclosure Reconciliation in Appendix Risk -weighted assets PPP Paycheck Protection Program S&P Standard & Poor's SF Square footage SOFR Secured Overnight Financing Rate TA Tangible assets as defined in the non -GAAP disclosure reconciliation in the appendix TBV Tangible Book Value TCE Tangible common equity as defined in the non -GAAP disclosure reconciliation in the appendix TRBC Total risk -based capital Valley May refer to Valley National Bancorp individually, Valley National Bancorp and its consolidated subsidiaries, or certain of Valley National Bancorp’s subsidiaries, as the context requires (interchangeable with the “Company,” “we,” “our” and “us”). VC Venture capital VLY Refers to Valley as defined in this glossary Glossary of Defined Terms 26

Apartment & Residential 30% Retail 15% Mixed Use 9% Office 9% Healthcare Office 2% Industrial 11% Healthcare 13%Specialty & Other 11% CRE Detail as of 3/31/26 Portfolio by Property Type Portfolio by Geography Florida 29% New Jersey 19% Other 20% Other NYC Boroughs 16% Manhattan (Multifamily) 6% Manhattan (Other) 3% New York (ex. NYC) 7% Geography $bn Wtd . Avg. LTV 1 Wtd . Avg. DSCR 2 Florida / Alabama $7.7 60% 1.84x New Jersey $5.2 62% 1.66x Other NYC Boroughs $4.3 57% 1.45x Manhattan $2.6 41% (61% ex Co -Ops) 1.46x New York (ex. NYC) $1.9 56% 1.84x Other $5.3 65% 1.54x Total $27.0 59% 1.66x $27.0bn $27.0bn 1 LTV based on most recent appraisal, seasoned on average 2.5 years; 2 DSCR calculated based on most recent financial information, typically received at least annually. Sums may be inconsistent due to rounding. CRE is comprised of non -owner occupied, owner -occupied and multifamily loans. 27 Property Type $bn Wtd . Avg. LTV 1 Wtd . Avg. DSCR 2 Apartment & Resi $6.2 64% 1.42x Retail $4.1 61% 1.66x Industrial $2.9 60% 2.30x Healthcare $3.4 69% 1.77x Office $3.0 64% 1.95x Specialty & Other $2.9 54% 1.73x Mixed Use $2.5 63% 1.35x Co -Ops $1.8 12% 1.51x Total $27.0 59% 1.66x Source- “CRE Portfolio Review 3.31.2026” Co-op info comes directly from Joel Souza via email

0% of units 41% 1% - 20% of units 7% 21% - 50% of units 30% 51% - 99% of units 7% 100% of units 15% Co -Op $1.8 Non Co -Op $6.2 Multifamily Portfolio by Sub -Asset Class ($bn) Non Co -Op Multifamily by Geography ($bn) $8.1bn Geography Outstanding ($bn) Avg. Size ($mm) Wtd . Avg. LTV 2 Wtd . Avg. DSCR 3 New York (ex. Manhattan) $1.8 $6.4mm 67% 1.36x Other $1.4 $8.9mm 65% 1.34x New Jersey $1.2 $3.6mm 61% 1.54x Florida & Alabama $1.2 $3.6mm 61% 1.55x Manhattan $0.6 $7.9mm 65% 1.28x Total $6.2bn $6.1mm 64% 1.42x Florida & Alabama 19% New Jersey 19% Other 24% New York (ex. Manhattan) 29% Manhattan 9% $6.2bn New York City by % Rent Regulated Units $2.7bn Multifamily Portfolio Detail 1 Multifamily excludes approximately $400mm of mixed use development/multifamily loans. 2 LTV based on most recent appraisal, seasoned on average 2.5 years; 3 DSCR calculated based on most recent financial information, typically received at least annually. Note: Co -Op LTV is approximately 12%. Sums may be inconsistent due to rounding.28 Source- “CRE Portfolio Review 3.31.2026” 1

Granular & Diverse Office Portfolio Multi Tenant w/ Anchor $0.1 3% Multi Tenant $1.7 57% Single Tenant $0.8 27% Healthcare Office $0.4 13% Office Portfolio by Tenancy $3.0bn Office Portfolio by Geography ($bn) Geography Outstanding ($bn) Avg. Size ($mm) Wtd . Avg. LTV 1 Wtd . Avg. DSCR 2 Florida & Alabama $1.1 $1.7mm 58% 1.91x New Jersey $0.8 $2.5mm 66% 1.69x New York (ex. Manhattan) $0.5 $4.1mm 60% 1.67x Manhattan $0.2 $5.6mm 75% 1.73x Other $0.4 $7.7mm 71% 2.97x Total $3.0bn $3.4mm 64% 1.95x ~26% of Office Portfolio is Owner -Occupied. Florida & Alabama $1.1 36% New Jersey $0.8 27% Other $0.4 13% New York (ex. Manhattan) $0.5 17% Manhattan $0.2 7% 1 LTV based on most recent appraisal, seasoned on average 2.5 years; 2 DSCR calculated based on most recent financial information, typically received at least annually. Sums may be inconsistent due to rounding. 29 $3.0bn Source- “CRE Portfolio Review 3.31.2026”

Commercial Real Estate by Contractual Maturity ($mm) 1,457 747 824 961 572 535 879 3,318 3,354 3,122 2,447 2,101 6,573 2Q26 3Q26 4Q26 1Q27 2Q27 3Q27 4Q27 2028 2029 2030 2031 2032 2033 + Wtd . Avg. 2Q26 3Q26 4Q26 1Q27 2Q27 3Q27 4Q27 2028 2029 2030 2031 2032 20 + LTV 2 61% 60% 61% 64% 62% 55% 61% 63% 64% 54% 52% 48% 60% DSCR 3 1.44x 1.43x 1.50x 1.58x 1.47x 1.62x 1.77x 1.68x 1.59x 1.71x 1.70x 1.63x 1.74x Borrower Contractual Rate 5.63% 5.48% 5.02% 5.01% 5.49% 5.78% 5.97% 5.85% 5.44% 5.66% 4.72% 4.64% 5.58% 1 Two Multifamily Residential loans totaling $10.6MM were modified; one Retail loan for $5.3MM was moved to non -accrual; 2 LTV based on most recent appraisal, seasoned on average 2.5 years; 3 DSCR calculated based on most recent financial information, typically received at least annually. Current period includes sho rt-term roll -overs from prior periods. Sums may be inconsistent due to rounding.30 Outcome for Maturing CRE Loans in 1Q26 $mm Retained $1,218mm Paid Off & Left $313mm Modified & Other 1 $16mm Total $1,547mm CRE Maturity Details 12.31.25

31 Criticized and Classified Loan Trend Continued 1Q26 decline in substandard loans was offset by modest increase in special mention loans. As a percentage of total loans, criticized & classified remained generally stable at 8.1%. Majority of criticized and classified remains in CRE portfolio, and modest increase in special mention was in C&I. $3.7 $3.6 $3.3 $3.3 $0.7 $0.7 $0.6 $0.7 $0.1 $0.1 $0.1 $0.1 9.0% 8.8% 8.0% 8.1% 2Q25 3Q25 4Q25 1Q26 Criticized & Classified Loans ($bn) CRE C&I Consumer/Resi As a % of Total Loans $4.1$4.0 $4.3$4.4

$3,711 $3,650 $3,574 $3,532 $3,545 $3,531 $3,541 $3,496 $3,620 $1,449 $2,212 $2,602 $3,370 $3,659 $3,896 $4,117 $4,202 $4,157 $71 $73 $77 $72 $74 $77 $78 $83 $84 3.43% 3.55% 3.77% 3.84% 3.95% 3.98% 4.02% 4.07% 4.09% 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 HTM AFS Equity & Trading Yield 12.1% $7,736 $7,781 12.2% Securities Portfolio Detail ($mm) Securities as % of Total Assets Historical data from S&P Capital IQ, Current data from Workiva $5,231 $5,936 $6,253 $6,973 $7,278 $7,505 8.6% 9.6% 10.1% 11.2% 11.8% 12.0% 12.3% 32 $7,861

Non -GAAP Reconciliations to GAAP Financial Measures 33 March 31, December 31, March 31, December 31, December 31, December 31, ($ in thousands, except for share data) 2026 2025 2025 2025 2024 2023 Adjusted net income available to common shareholders (Non-GAAP): Net income, as reported (GAAP) $163,913 $195,403 $106,058 $597,983 $380,271 $498,511 Add: Restructuring charge (a) 5,689 630 — 5,284 2,039 9,969 Add: Loss on extinguishment of debt — — — 922 — — Add: Net losses on the sale of commercial real estate loans (b) — — — — 13,660 — Add: Litigation reserve (c) 1,262 (239) — 773 — — Add: (Gains) losses on available for sale and held to maturity securities transactions, net (d) 10 — 11 (17) 15 (401) Add: FDIC Special assessment (e) — (5,672) — (9,489) 8,757 50,297 Less: Litigation settlements (f) — — — — (7,334) — Less: Gains on sale of commercial premium finance lending division (g) — — — — (3,629) — Less: Income Tax Benefit (h) — (11,417) — (11,417) (46,431) — Total non-GAAP adjustments to net income 6,961 (16,698) 11 (13,944) (32,923) 75,817 Income tax adjustments related to non-GAAP adjustments (i) (1,984) 1,505 (3) 740 (3,789) (20,057) Net income, as adjusted (Non-GAAP) $168,890 $180,210 $106,066 $584,779 $343,559 $554,271 Dividends on preferred stock 7,217 7,434 6,955 28,981 21,369 16,135 Net income available to common shareholders, as adjusted (Non-GAAP) $161,673 $172,776 $99,111 $555,798 $322,190 $538,136 (a) Represents severance expense related to workforce reductions within salary and employee benefits expense. (b) Represents actual and mark to market losses on bulk performing commercial real estate loan sales included in gains (losses) on sale of loans, net (c) Represents the change in legal reserves and settlement charges included in professional and legal fees. (d) Included in gains on securities transactions, net. (e) Represents the change in estimated special assessment losses included in the FDIC insurance assessment expense. (f) Represents recoveries from legal settlements included in other income. (g) Included in other income within non-interest income. (h) Represent tax benefits from discrete tax events included in income tax expense (benefit). (i) Calculated using the appropriate blended statutory tax rate for the applicable period. Adjusted per common share data (Non-GAAP): Net income available to common shareholders, as adjusted (Non-GAAP) $161,673 $172,776 $99,111 $555,798 $322,190 $538,136 Average number of shares outstanding 555,777,748 558,104,197 559,613,272 559,637,823 515,755,365 507,532,365 Basic earnings, as adjusted (Non-GAAP) $0.29 $0.31 $0.18 $0.99 $0.62 $1.06 Average number of diluted shares outstanding 559,254,972 562,214,037 563,305,525 563,832,550 517,991,801 509,245,768 Diluted earnings, as adjusted (Non-GAAP) $0.29 $0.31 $0.18 $0.99 $0.62 $1.06 Adjusted annualized return on average tangible common shareholders' equity (Non-GAAP): Net income available to common shareholders, as adjusted (non-GAAP) $161,673 $172,776 $99,111 $555,798 $322,190 $538,136 Add: Amortization of other intangible assets (net of tax), other than loan servicing rights 4,746 5,027 5,619 20,878 22,210 25,393 Net income available to common shareholders excluding intangible amortization, as adjusted (non-GAAP) $166,419 $177,803 $104,730 $576,676 $344,400 $563,529 Average shareholders' equity 7,855,550 7,722,962 7,458,177 7,581,374 6,900,204 6,558,768 Less: Average preferred shareholders equity 354,345 354,345 354,345 354,345 268,622 209,691 Less: Average goodwill (net of deferred tax liability) 1,858,851 1,858,851 1,859,614 1,858,851 1,859,614 1,860,899 Less: Average intangible assets (net of deferred tax liability), other than loan servicing rights 57,080 63,235 76,167 72,951 94,807 119,456 Average tangible common shareholders' equity 5,585,274 5,446,531 5,168,051 5,295,227 4,677,161 4,368,722 Annualized return on average tangible shareholders' equity, as adjusted (Non-GAAP) 11.92% 13.06% 8.11% 10.89% 7.36% 12.90% Years EndedThree Months Ended

Non -GAAP Reconciliations to GAAP Financial Measures 34 March 31, December 31, March 31, December 31, December 31, December 31, ($ in thousands) 2026 2025 2025 2025 2024 2023 Adjusted annualized return on average assets (Non-GAAP): Net income, as adjusted (Non-GAAP) $168,890 $180,210 $106,066 $584,779 $343,559 $554,271 Average assets $64,190,084 $63,255,554 $61,502,768 $62,484,314 $61,973,902 $61,065,897 Annualized return on average assets, as adjusted (Non-GAAP) 1.05% 1.14% 0.69% 0.94% 0.55% 0.91% Adjusted annualized return on average shareholders' equity (Non-GAAP): Net income, as adjusted (Non-GAAP) $168,890 $180,210 $106,066 $584,779 $343,559 $554,271 Average shareholders' equity 7,855,550 7,722,962 7,458,177 7,581,374 6,900,204 6,558,768 Annualized return on average shareholders' equity, as adjusted (Non-GAAP) 8.60% 9.33% 5.69% 7.71% 4.98% 8.45% Annualized return on average tangible common shareholders' equity (Non-GAAP): Net income available to common shareholders $156,696 $187,969 $99,103 $569,002 $358,902 $482,376 Add: Amortization of other intangible assets (net of tax), other than loan servicing rights 4,746 5,027 5,619 20,878 22,210 25,393 Net income available to common shareholders excluding intangible amortization, (non-GAAP) $161,442 $192,996 $104,722 $589,880 $381,112 $507,769 Average tangible common shareholders' equity (non-GAAP) 5,585,274 5,446,531 5,168,051 5,295,227 4,677,161 4,368,722 Annualized return on average tangible common shareholders' equity, as adjusted (Non-GAAP) 11.56% 14.17% 8.11% 11.14% 8.15% 11.62% Efficiency ratio (Non-GAAP): Non-interest expense, as reported (GAAP) $309,926 $299,401 $276,618 $1,142,126 $1,105,860 $1,162,691 Less: Loss on extinguishment of debt (pre-tax) — — — 922 — — Less: FDIC Special assessment (pre-tax) — (5,672) — (9,489) 8,757 50,297 Less: Restructuring charge (pre-tax) 5,689 630 — 5,284 2,039 9,969 Less: Amortization of tax credit investments (pre-tax) 16,014 15,191 9,320 41,792 18,946 18,009 Less: Litigation reserve (pre-tax) 1,262 (239) — 773 — — Non-interest expense, as adjusted (Non-GAAP) $286,961 $289,491 $267,298 $1,102,844 $1,076,118 $1,066,743 Net interest income, as reported (GAAP) 471,525 464,907 420,105 1,763,644 1,628,708 1,665,478 Non-interest income, as reported (GAAP) 68,836 76,341 58,294 262,126 224,501 225,729 Add: Net losses on the sale of commercial real estate loans (pre-tax) — — — — 13,660 — Less: Litigation settlement (pre-tax) — — — — (7,334) — Less: (Gains) losses on available for sale and held to maturity securities transactions, net (pre-tax) 10 — 11 (17) 15 (401) Less: Gain on sale of commercial premium finance division (pre-tax) — — — — (3,629) — Less: Net gains on sales of office buildings (pre-tax) — — — — — (6,721) Non-interest income, as adjusted (Non-GAAP) 68,846 76,341 58,305 262,109 227,213 218,607 Gross operating income, as adjusted (Non-GAAP) 540,371 541,248 478,410 2,025,753 1,855,921 1,884,085 Efficiency ratio (Non-GAAP) 53.10% 53.49% 55.87% 54.44% 57.98% 56.62% Annualized pre-provision net revenue / average assets Net interest income, as reported (GAAP) $471,525 $464,907 $420,105 $1,763,644 $1,628,708 $1,665,478 Non-interest income, as reported (GAAP) 68,836 76,341 58,294 262,126 224,501 225,729 Less: Non-interest expense, as reported (GAAP) 309,926 299,401 276,618 1,142,126 1,105,860 1,162,691 Pre-provision net revenue (GAAP) $230,435 $241,847 $201,781 $883,644 $747,349 $728,516 Average assets $64,190,084 $63,255,554 $61,502,768 $62,484,314 $61,973,902 $61,065,897 Annualized pre-provision net revenue / average assets (GAAP) 1.44% 1.53% 1.31% 1.41% 1.21% 1.19% Years EndedThree Months Ended

Non -GAAP Reconciliations to GAAP Financial Measures 35 March 31, December 31, March 31, December 31, December 31, December 31, ($ in thousands) 2026 2025 2025 2025 2024 2023 Annualized pre-provision net revenue / average assets, as adjusted Pre-provision net revenue (GAAP) $230,435 $241,847 $201,781 $883,644 $747,349 $728,516 Add: Loss on extinguishment of debt (pre-tax) — — — $922 — — Add: FDIC Special assessment (pre-tax) — (5,672) — (9,489) 8,757 50,297 Add: Restructuring charge (pre-tax) 5,689 630 — 5,284 2,039 9,969 Add: Merger-related expenses (pre-tax) — — — — — 14,133 Add: Amortization of tax credit investments (pre-tax) 16,014 15,191 9,320 41,792 18,946 18,009 Add: Litigation reserve (pre-tax) 1,262 (239) — 773 — 3,540 Add: Losses (gains) on available for sale and held to maturity securities transactions, net (pre-tax) 10 — 11 (17) 15 (401) Add: Net losses on sale of commercial real estate loans (pre-tax) — — — — 13,660 — Less: Litigation Settlement (pre-tax) — — — — (7,334) — Less: Gain on sale of commercial premium finance division (pre-tax) — — — — (3,629) — Less: Net gains on sales of office buildings (pre-tax) — — — — — (6,721) Pre-provision net revenue, as adjusted (Non-GAAP) 253,410 251,757 211,112 922,909 779,803 817,342 Average assets $64,190,084 $63,255,554 $61,502,768 $62,484,314 $61,973,902 $61,065,897 Annualized pre-provision net revenue / average assets, as adjusted (Non-GAAP) 1.58% 1.59% 1.37% 1.48% 1.26% 1.34% Years EndedThree Months Ended March 31, December 31, September 30, June 30, March 31, December 31, December 31, December 31, December 31, ($ in thousands, except for share data) 2026 2025 2025 2025 2025 2025 2024 2023 2017 Tangible book value per common share (Non-GAAP): Common shares outstanding 554,316,876 556,618,021 560,784,352 560,281,821 560,028,101 556,618,021 558,786,093 507,709,927 264,468,851 Shareholders' equity (GAAP) $7,828,443 $7,807,698 $7,695,374 $7,575,421 $7,499,897 $7,807,698 $7,435,127 $6,701,391 $2,533,165 Less: Preferred Stock 354,345 354,345 354,345 354,345 354,345 354,345 354,345 209,691 209,691 Less: Goodwill and other intangible assets 1,963,706 1,969,811 1,976,594 1,983,515 1,990,276 1,969,811 1,997,597 2,029,267 733,144 Tangible common shareholders' equity (Non-GAAP) $5,510,392 $5,483,542 $5,364,435 $5,237,561 $5,155,276 $5,483,542 $5,083,185 $4,462,433 $1,590,330 Tangible book value per common share (Non-GAAP): $9.94 $9.85 $9.57 $9.35 $9.21 $9.85 $9.10 $8.79 $6.01 Tangible common equity to tangible assets (Non-GAAP): Tangible common shareholders' equity (Non-GAAP) $5,510,392 $5,483,542 $5,364,435 $5,237,561 $5,155,276 $5,483,542 $5,083,185 $4,462,433 $1,590,330 Total assets (GAAP) 64,466,585 64,132,725 63,018,614 62,705,358 61,865,655 64,132,725 62,491,691 60,934,974 24,002,306 Less: Goodwill and other intangible assets 1,963,706 1,969,811 1,976,594 1,983,515 1,990,276 1,969,811 1,997,597 2,029,267 733,144 Tangible assets (Non-GAAP) 62,502,879 62,162,914 61,042,020 60,721,843 59,875,379 62,162,914 60,494,094 58,905,707 $23,269,162 Tangible common equity to tangible assets (Non-GAAP) 8.82% 8.82% 8.79% 8.63% 8.61% 8.82% 8.40% 7.58% 6.83% Years EndedAs of

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